RXi Pharmaceuticals
NASDAQ: RXII
15th Annual Biotech in Europe Forum for
Global Partnering and Investment Conference
September 29, 2015
RXi Pharmaceuticals
NASDAQ: RXII
15th Annual Biotech in Europe Forum for
Global Partnering and Investment Conference
September 29, 2015
®
Exhibit 99.1

Property of RXi Pharmaceuticals
Forward Looking Statements
Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. Words such as “believes,”
“anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests” and similar expressions are intended to identify forward-looking statements. These statements are based on RXi Pharmaceuticals Corporation’s (the “Company”) current beliefs and expectations. Such statements include, but are not limited to, statements about the future development of the Company’s products (including timing of clinical trials and related matters associated therewith), the expected timing of certain developmental milestones, the reporting of unblinded data, potential partnership opportunities, the Company’s competition and market opportunity and pro forma estimates. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved.  Actual results may differ from those set forth in this presentation due to risks and uncertainties in the
Company’s business, including those identified under “Risk Factors” in the Company’s most recently filed Quarterly Report on Form 10-Q and in other filings the Company periodically makes with the U.S. Securities and Exchange Commission.  The
Company does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Property of RXi Pharmaceuticals
Corporate Highlights
Corporate Highlights
Leader in development of advanced RNAi-based therapeutics
Novel,
self-delivering
RNAi
(sd-rxRNA
®
)
platform
provides
improved
cellular
uptake,
safety, potency and selectivity over classic siRNA
Developing innovative therapeutics in dermatology and
ophthalmology
Discovery and clinical development programs based on proprietary RNAi technology and immunotherapy agents
RXI-109:
sd-rxRNA
®
compound initially being developed to reduce or inhibit scar formation in the skin and retina
Samcyprone
™
: immunomodulator initially being developed for the treatment of alopecia areata, warts, and cutaneous metastases of melanoma
Numerous clinical and business development opportunities
Extensive patent portfolio covering sd-rxRNA platform and additional compounds
Discovery and clinical pipeline with substantial market potential

Property of RXi Pharmaceuticals
Leader in the Development of Advanced
RNAi-based Therapeutics
Leader in the Development of Advanced
RNAi-based Therapeutics
The sd-rxRNA Platform
The sd-rxRNA Advantage
‘Self-delivering’ therapeutic compounds with
drug-like
properties
Single compound incorporates
activity and delivery
Structural diversity = novel intellectual property
Robust uptake & silencing in multiple preclinical models
Combines many positives of RNAi & antisense, while
avoiding many negatives
Provides for broad pipeline of RNAi drugs for unmet
medical needs
sd-rxRNA

Property of RXi Pharmaceuticals
Dermatology Franchise
Dermatology Franchise
Clinical
Multiple Development Opportunities
Program
Discovery
Preclinical
RXI-109
(Hypertrophic Scars &
Keloids)
Samcyprone™
(Alopecia Areata, Warts,
Cutaneous Metastases
Melanoma)
Anti-Collagenase
(Aging, Chronic wounds)
Anti-Tyrosinase
(Melasma, PIH, Lentigines)
Phase 1
Phase 2
Phase 3

Property of RXi Pharmaceuticals
Dermal Scarring: RXI-109
Unmet Medical Need with Large Market Potential
Dermal Scarring: RXI-109
Unmet Medical Need with Large Market Potential
Targeting Connective Tissue Growth Factor (CTGF)
Unmet need with limited competition for truly effective therapies
Trials initiated with RXi’s first clinical candidate: RXI-109
RXI-109 is an sd-rxRNA compound developed to reduce dermal and retinal scarring
Large market in scar prevention/revision
Approximately 45M surgical procedures per year in the United States*
Depending on price point, annual market potential between $1-3B
Dermatology Franchise
*US
anti-scarring
market
–
The
Nemetz
Group
–
December
2009

Property of RXi Pharmaceuticals
RXI-109 Dermal Clinical Program
RXI-109 Dermal Clinical Program
Dermatology Franchise
Phase
1
RXI-109-1201 -
Single dose
Complete –
n=15
RXI-109-1202 -
Multi-dose
Complete –
n=15
Phase 2a
RXI-109-1301
-
Hypertrophic scars
Enrollment
and
treatment
complete.
Three
doses
over
a 2-week period. Data collection ongoing.  n=22
RXI-109-1401 -
Keloids
Enrollment
and
treatment
complete.
Four
doses
over
a 1-month period. Data collection ongoing.  n=16
RXI-109-1402 -
Hypertrophic
scars
Extended dosing based on previous clinical results.
Six
doses
over a 3-month
period.  n=20
Phase 2b
Projected
initiation 2016
Phase 3
Projected initiation 2018

Property of RXi Pharmaceuticals
Phase 2a: Scar Comparison at 3 Months
Treatment with RXI-109 Initiated Two Weeks Post
Scar Revision Surgery
Phase 2a: Scar Comparison at 3 Months
Treatment with RXI-109 Initiated Two Weeks Post
Scar Revision Surgery
Phase 2a: RXI-109-1301
Pre-scar
revision
surgery
3 months
post-scar
revision
surgery
PLACEBO
RXI-109
*White dots are markers used in clinical photography.

Property of RXi Pharmaceuticals
Topical
Immunotherapy:
Samcyprone
™
Topical
Immunotherapy:
Samcyprone
™
Samcyprone
™
-
RXi’s second clinical candidate
A proprietary topical formulation of diphenylcyclopropenone (DPCP)
DPCP is a topical immunomodulator that works by eliciting a T-cell response
Efficacy in the three target indications, alopecia areata, warts, and cutaneous metastasis of melanoma, reported in peer-reviewed journals with DPCP
Orphan-drug designation of Samcyprone
™
for malignant melanoma stage IIb
to IV
Combined market for three indications estimated >$1B
Major competitors for treatment of warts: Aldara
™
(Imiquimod) and Picato
®
(Ingenol mebutate)
Dermatology Franchise

Property of RXi Pharmaceuticals
Treatment with Diphencyprone (DPCP)
DPCP
is
the
Active
Ingredient
in
Samcyprone
™
Treatment with Diphencyprone (DPCP)
DPCP
is
the
Active
Ingredient
in
Samcyprone
™
Alopecia Areata
Cotellessa, C et al. JAAD 2001;44:73-6
•
>200 patients treated for several months
•
Response rates of 67-78%
Warts
(refractory plantar & periungual)
Choi, Y et al.  Ann Dermatol. 2013, 25
4:434-439
•
>350
patients
treated
for
12
–
24
weeks
•
Response
rates
of
80
-
85%
Cutaneous
Metastases
of Melanoma (refractory)
Damian, DL et al. J Surg Oncol 2014,
109:308-313
•
50 patients with mean of 15 months
treatment
•
46% complete clearance and 38% partial
clearance
Dermatology Franchise

Property of RXi Pharmaceuticals
Ophthalmology Franchise
Ophthalmology Franchise
Program
Discovery
Preclinical
Phase 1
Phase 2
Phase 3
Clinical
Multiple Development Opportunities
Retinal scarring
(Macular Degeneration)
Corneal scarring
(Topical)
“Self-Delivering” (“sd”)
Adaptation to acquired
OPKO estate
New targets

Property of RXi Pharmaceuticals
sd-rxRNA
Stabilized
Placebo
siRNA
Mouse
immediately
post-dose
Mouse at
24 hours
post-dose
Mouse at
24 hours
post-dose
Rabbit at
24 hours
post-dose
•
Dosing by intravitreal injection to mouse or
rabbit eye
•
Dy547-labeled sd-rxRNA, stabilized siRNA
or placebo
sd-rxRNA: In Ophthalmology
Improved Delivery vs. Stabilized RNAi
sd-rxRNA chemistry is
required for robust uptake
to the cells of the eye
No overt toxicity observed
after sd-rxRNA treatment
to the eye
Byrne et al., JOPT.
December 2013, 29(10): 855-864.
Ophthalmology Franchise

Property of RXi Pharmaceuticals
CTGF Protein Levels in the NHP Retina and Cornea
Decrease Following Treatment with RXI-109
Retina
Cornea
CTGF protein levels
are reduced in a dose
dependent manner
7-days following single
intravitreal injection
of RXI-109
Treatment Dose
Treatment Dose
PBS
0.1 mg
0.33 mg
1 mg
*
**
*
*  p < 0.05, ** p < 0.01
Ophthalmology Franchise
0
5
10
15
20
25
30
35
40
45
PBS
0.1 mg
0.33 mg
1 mg
0
5
10
15
20
25
30
35
40
45
PBS
0.1 mg
0.33 mg
1 mg

Property of RXi Pharmaceuticals
Research and Development Programs
New Targets for Potential Preclinical Development
MMP1 enzyme involved in breakdown of extracellular matrix
Collagenase (MMP1)
•
Potent MMP1 sd-rxRNAs identified for potential for preclinical development such as skin aging disorders including photo aging
TYR key enzyme in synthesis of melanin
Tyrosinase (TYR)
•
Potent TYR sd-rxRNAs identified for potential discovery and preclinical development.
Potential indications include cutaneous hyperpigmentation disorders, lentigines (age spots, liver spots, freckles)
Acquired estate provides multiple development opportunities
OPKO RNAi Assets
•
Novel potent sd-rxRNA compounds targeting VEGF for potential intra-ocular therapy for age-related macular degeneration
•
Other targets -
discovery stage efforts ongoing
Combined
multi-billion
dollar
global
market
potential
Market Potential
Multiple Development Opportunities

Property of RXi Pharmaceuticals
Research and Development Programs
New Targets for Potential Preclinical Development
Research and Development Programs
New Targets for Potential Preclinical Development
MMP1
TYR
VEGF
DISCOVERY
Target
Selection
In Progress
Bioinformatics
Pending
Compound Synthesis
Pending
In vitro Screening
Pending
File IP
Pending
Chemical Optimization
Pending
Pending
Test in Relevant Models
(in vitro and in vivo)
In Progress
In Progress
Pending
Pending
Lead
Candidate
Identification
In Progress
Q4 2015
In Progress
Q4 2015
Pending
Pending
Multiple Development Opportunities

Property of RXi Pharmaceuticals
NTC
UTC
MMP-26038
0 h
24 h
48 h
72 h
MMP1 –
Targeting sd-rxRNA Compounds
Reduced
Migration
Rate
of
A549
Lung
Carcinoma
Cells
in
vitro
0
100
200
300
400
500
600
700
800
900
1000
Comparison of A549 Cell Migration after
Treatment with MMP1 Targeting sd-rxRNA
48 h
24 h
72 h
48 h
24 h
72 h
•
Scratch migration assay -
A549 non-small cell lung carcinoma cell line
•
Cells in culture treated with MMP1 –
targeting sd-rxRNA, non-targeting control (NTC), or
untreated control (UTC)
•
Reduced migration in the scratch assay may indicate a reduction in the invasive nature of the cancer cell due to MMP1 reduction as a result of sd-rxRNA treatment

Property of RXi Pharmaceuticals
TYR –
Targeting sd-rxRNA Compounds
Lead to a Visible Reduction of Pigmentation in vitro
TYR –
Targeting sd-rxRNA Compounds
Lead to a Visible Reduction of Pigmentation in vitro
NTC
TYR -
21698
TYR -
26231
•
MelanoDerm™ 3-dimensional epidermal culture model containing melanocytes
•
Fourteen day culture with TYR-targeting sd-rxRNA added to culture media
Light
microscopy
Multiple Development Opportunities
Histological
cross section
with staining
for melanin

Property of RXi Pharmaceuticals
RXII:  Driving Growth and Innovation
RXII:  Driving Growth and Innovation
Research & Development
Communicate preliminary read-outs for RXI-109-1402
Phase 2a for Hypertrophic Scars
Q4 2015
Initiate Phase 1/2
trial in ophthalmology with RXI-109
Q4 2015
Initiate
Phase 2 trial for cutaneous warts with Samcyrone
™
Q4 2015
Identify
lead
sd-rxRNA
candidates
targeting
Collagenase
(MMP1)
and Tyrosinase
Q4 2015
7 Initiatives for Value Creation –
Next 12 Months
Business Development
Partner/Collaborate with other companies
create proprietary sd-rxRNA compounds against targets of their choice
Out-license/Create spin-out
outside of RXi’s core strategic areas
Maximize
potential of sd-rxRNA platform
in exchange for equity in the receiving
company
(e.g. MirImmune license)
Generate
larger deals with equity investment by strategic regional partners